SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 11, 2003



                                 MedAmicus, Inc.
                                 ---------------
             (Exact name of Registrant as specified in its charter)


           Minnesota                     0-19467                  41-1533300
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


15301 Highway 55 West
Plymouth, Minnesota                                                 55447
---------------------------------------                      -------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (763) 559-2613


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Items 1, 2, 3, 4, 5, 6, and 8 are not applicable and therefore omitted.


ITEM 9.  REGULATION FD DISCLOSURE.
------------------------------------

         The President and Chief Executive Officer of MedAmicus, Inc. (the "Company"), James D. Hartman, presented the Company's fiscal 2002 year end results at a telephone conference held at 1:30 p.m. Central Time on February 11, 2003. Attached as Exhibit 99.1 is a transcript of this telephone conference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

99.1     Transcript of MedAmicus, Inc. Telephone Conference Held on February 11,
         2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      MEDAMICUS, INC.

                                      By:  /s/  James D. Hartman
                                           -------------------------------------
                                           President and Chief Executive Officer


Dated: February 11, 2003